UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 12, 2002

AETRIUM INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	0-22166	41-1439182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2350 Helen Street North St. Paul, Minnesota	55109
(Address of Principal Executive Offices)	(Zip Code)

(651) 770-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Item 5.  Other Events

                On February 12, 2002, Aetrium Incorporated issued a press release announcing results for the fourth quarter and fiscal year ended December 31, 2001.  A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.	Description
99.1	Press Release issued February 12, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETRIUM INCORPORATED

	By:	/s/ Douglas L. Hemer
Douglas L. Hemer
Chief Administrative Officer and Secretary
Dated:February 14, 2002

AETRIUM INCORPORATED

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
99.1	Press Release issued February 12, 2002	Filed herewith